Rule 497(e)
                                                       Registration No. 33-12738

                           FUNDAMENTAL FAMILY OF FUNDS
                                 CONSISTING OF:
                            FUNDAMENTAL FUNDS, INC.:
                            NEW YORK MUNI FUND SERIES
                            THE CALIFORNIA MUNI FUND
                         FUNDAMENTAL FIXED INCOME FUND:
                          TAX-FREE MONEY MARKET SERIES
                        HIGH-YIELD MUNICIPAL BOND SERIES
                                       AND
                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

                 SUPPLEMENT DATED OCTOBER 6, 1997 TO EACH FUND'S
                                   PROSPECTUS
                              DATED APRIL 30, 1997


         On September 30, 1997, the Securities and Exchange Commission (the "Commission") instituted administrative proceedings against the Manager, Fundamental Service Corporation, and Drs. Lance M. Brofman and Vincent J. Malanga (the "Parties"). The Commission's Order instituting the proceedings alleges, among other things, certain violations of the federal securities laws, including the antifraud provisions, for failing to disclose the risks associated with investments in inverse floating rate notes made on behalf of the Fundamental U.S. Government Strategic Income Fund (the "Fund") in 1993 and 1994, marketing the Fund in a way that was contrary to the administration of the Fund, exceeding the Fund's portfolio duration of three years or less as stated in its prospectus, and failing to disclose the Manager's soft dollar practices to the Fundamental Fund Boards. A hearing will be scheduled to determine whether the allegations against the Parties are true, and if so, whether remedial action is appropriate. Counsel to the Parties have indicated that the Parties intend to vigorously contest the charges. The Manager has indicated that the institution of the proceedings against the Parties has not adversely affected the ability of the Manager or Fundamental Service Corporation to continue to perform the day-to-day affairs of the Fundamental Funds. The proposed reorganizations, pursuant to which Tocqueville Asset Management L.P. would serve as successor investment adviser to the Fundamental Funds, are proceeding.